UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2019

Medalist Diversified REIT, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-38719	47-5201540
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

11 S. 12th Street, Suite 401

Richmond, Virginia 23219

(Address of principal executive offices)

(804) 344-4435

(Registrant’s telephone number, including area code)

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging Growth Company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Ticker symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value	MDRR	Nasdaq Capital Market

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On May 24, 2019, Medalist Diversified REIT, Inc. (the “Company”), through its operating partnership, Medalist Diversified Holdings, L.P., entered into a Purchase and Sale Agreement (the “PSA”), a copy of which is filed hereto as Exhibit 10.1, to acquire a 148-room hotel in Clemson, South Carolina commonly referred to as the Best Western Plus University Inn & Conference Center Clemson (the “Clemson Best Western”) from Heri AUM LLC, a South Carolina limited liability company (“Best Western Seller”), an unaffiliated seller, for a purchase price of $10,501,001, subject to customary prorations and adjustments and plus an amount, not to exceed $346,000, for the payoff of an equipment lease . The Company has made a $50,000 earnest money deposit to the Best Western Seller, which shall become non-refundable forty-five (45) days following the execution of the PSA, subject to the right of the Company to extend such period for an additional ten (10) days, if the Company does not terminate the PSA prior to expiration of such period (the “Inspection Period”). Upon the expiration of the Inspection Period the Company must deliver an additional, non-refundable earnest money deposit of $50,000 to the Best Western Seller. The closing of the acquisition of the Clemson Best Wester will occur within thirty (30) days of the expiration of the Inspection Period. The Company expects to invest $3,079,765 of equity in the Clemson Best Western.]

The PSA contains provisions, representations, warranties, covenants and indemnities that are customary and standard for the real estate industry and the purchase of a hotel property. Several conditions to closing on the acquisition remain to be satisfied, and there can be no assurance that we will complete the transaction on the general terms described above or at all.

Certain statements included in this Current Report on Form 8-K are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements above include, but are not limited to, matters identified as expectations and matters with respect to the future acquisition of the Clemson Best Western. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. For more information regarding risks and uncertainties that may affect the Company’s future results, review the Company’s filings with the Securities and Exchange Commission.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits

Exhibit No.	Description

10.1	Purchase and Sale Agreement, dated May 24, 2019, by and between HERI AUM LCC and Medalist Diversified Holdings, L.P.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDALIST DIVERSIFIED REIT, INC.

Dated: May 29, 2019	By:	/s/ Thomas E. Messier
Thomas E. Messier
Chief Executive Officer, Chairman of the Board, Treasurer and Secretary